UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Company's telephone number, including area code:  (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01       ENTRY INTO a Material Definitive Agreement.

The information set forth in Item 1.02 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 1.02       TERMINATION OF a Material Definitive Agreement.

As previously announced, Industrial Services of America, Inc. (the “Company”) has focused on working to increase efficiencies and productivity in its core business while a special committee of the Company’s Board of Directors assists the Board in evaluating strategic alternatives.  In connection with the ongoing evaluation of strategic alternatives, as more fully described below, effective September 30, 2016, (the “Termination Effective Date”), the Company and Algar, Inc. (“Algar”) have mutually agreed to terminate the Management Services Agreement between them dated as of December 1, 2013, (the “Management Agreement”), pursuant to the Agreement to Terminate Management Services Agreement among the Company, Algar and Sean Garber dated as of September 30, 2016 (the “Termination Agreement”).

Under the Management Agreement, Algar provided the Company with day-to-day senior executive level operating management supervisory services. Pursuant to its rights under the Management Agreement, Algar appointed Sean Garber to serve as the Company’s President; Mr. Garber was also appointed to the Board of Directors.  The Management Agreement became effective December 1, 2013, and provided for a term through December 31, 2016, subject to earlier termination upon mutual agreement or upon circumstances set forth in the agreement.

In connection with the Management Agreement, the Company granted Algar an option to purchase a total of 1,500,000 shares of Company common stock at an exercise price per share of $5.00, pursuant to a Stock Option Agreement dated as December 1, 2013 (the “Stock Option Agreement”).  As of the Termination Effective Date, 750,000 of those options were vested.

In connection with the Management Agreement, Mr. Garber and Orson Oliver, the Company’s interim Chief Executive Officer and Chairman of the Board, received an Irrevocable Proxy from each of Harry Kletter, K & R, LLC and the Harry Kletter Family Limited Partnership, which provides Mr. Oliver and Mr. Garber joint voting authority over the shares owned by the grantors under the Irrevocable Proxies. The Irrevocable Proxies have been renewed annually by the grantors; following the death of Mr. Kletter in 2014, his Irrevocable Proxy has been renewed by his estate.

As of the Termination Effective Date, the Company and Algar have mutually terminated the Management Agreement.  The Termination Agreement provides that in satisfaction of all amounts owed to Algar under the Management Agreement, the Company will pay Algar: (i) $20,880.30 on the Termination Effective Date, (ii) an aggregate amount equal to $50,000.00, payable in three equal monthly installments on the last day of October, November and December 2016, and (iii) an amount equal to ten percent of the decrease, if any, in reported “Loss before income taxes” for the nine months ended September 30, 2016 as reported on the Condensed Consolidated Statements of Operations in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2016, (the “3Q 2016 Form 10-Q”) as filed with the U.S. Securities and Exchange Commission, over the Company’s reported “Loss before income taxes” for the nine months ended September 30, 2015 as reported in the 3Q 2016 Form 10-Q (the "Accrued Bonus Payment"). The Accrued Bonus Payment, if any, will be payable as follows:  subject to the availability of cash under applicable law and loan covenants, the Company will pay the Accrued Bonus Payment to Algar upon the first to occur of March 31, 2017, or the date of closing of a Change of Control Transaction, as defined.  The Termination Agreement provides for the cancellation of the Stock Option Agreement as of the Termination Effective Date.  Mr. Garber and Mr. Oliver have agreed to the termination of each Irrevocable Proxy as of the Termination Effective Date.  Mr. Garber has resigned all offices with the Company and his director position as of the Termination Effective Date.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is attached as Exhibit 10.1 to this report and incorporated herein by reference.

2

Item 5.02     D  ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

            The information set forth in Item 1.02 of this Current Report on Form 8-K is hereby incorporated by reference. On September 30, 2016, in connection with the termination of the Management Agreement, Mr. Garber has resigned his position on the Company’s Board of Directors and has resigned all offices with the Company, including as President.  Mr. Oliver will continue to serve as the Company’s Chairman and interim Chief Executive Officer.

Effective September 30, 2016, the Board appointed Todd Phillips as President.  Mr. Phillips, age 41, has been the Company’s Chief Financial Officer since December 31, 2014, and also continues to serve in that role. Mr. Phillips joined the Company from CRS Reprocessing, LLC, where he held the positions of Chief Operating Officer and Chief Financial Officer from January 2009 to December 2014.  CRS is a private-equity backed company with operations in the United States, Europe and Asia. Before CRS, Mr. Phillips was Chief Financial Officer at Genscape, Inc. from March 2004 to January 2009, a global information provider to energy commodity traders.  Mr. Phillips was the corporate controller for Metal Sales Manufacturing Corporation from March 2002 to March 2004.  Mr. Phillips began his career at Arthur Andersen LLP from December 1997 through March 2002.  The Company made no changes to Mr. Phillips’ compensation arrangements in connection with his appointment as President.

Item 9.01     D   ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(d

 (d)   Exhibits

Exhibit No.     Description

10.1                  Agreement to Terminate Management Services Agreement dated as of September 30, 2016, by and among: (i) Algar, Inc., (ii) Sean Garber, and (iii) Industrial Services of America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date: October 3, 2016	By:	/s/ Orson Oliver
Orson Oliver
Interim Chief Executive Officer

3

INDEX TO EXHIBITS

Exhibit No.     Description

10.1                 Agreement to Terminate Management Services Agreement dated as of September 30, 2016, by and among: (i) Algar, Inc., (ii) Sean Garber, and (iii) Industrial Services of America, Inc.

4